EXHIBIT 10.1

                           AGREEMENT TO EXCHANGE STOCK
                                     BETWEEN

                           UNLTD VENTURES INCORPORATED
                                       AND

                                  ACTIVEIN LTD.




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                                      INDEX
                                                                          Page
                                                                          ----

ARTICLE I - EXCHANGE OF SECURITIES ....................................     5
ARTICLE II - REPRESENTATIONS AND WARRANTIES ...........................     5
    2.0l -    Organization ............................................     5
    2.02 -    Capital .................................................     5
    2.03 -    Directors and Officers' Compensation; Banks .............     5
    2.04 -    Financial Statements ....................................     5
    2.05 -    Absence of Changes ......................................     6
    2.06 -    Absence of Undisclosed Liabilities ......................     6
    2.07 -    Tax Returns .............................................     6
    2.08 -    Corporate Matters........................................     6
    2.09 -    Trade Names and Rights ..................................     6
    2.l0 -    Contracts and Leases ....................................     6
    2.ll -    Insurance Policies ......................................     6
    2.l2 -    Compliance with Laws ....................................     6
    2.l3 -    Litigation ..............................................     6
    2.l4 -    Ability to Carry Out Obligations ........................     7
    2.l5 -    Full Disclosure .........................................     7
    2.l6 -    Assets ..................................................     7
    2A -  Organization ................................................     6
    2B -  Directors and Officers' Compensation; Banks .................     7
    2C -  Capital .....................................................     8
    2D -  Financial Statements ........................................     8
    2E -  Absence of Changes ..........................................     8
    2F -  Absence of Undisclosed Liabilities ..........................     8
    2G -  Tax Returns .................................................     8
    2H -  Corporate Matters ...........................................     8
    2I -  Trade Names and Rights ......................................     8
    2J -  Contracts and Leases ........................................     8
    2K -  Insurance Policies ..........................................     9
    2L -  Compliance with Laws ........................................     9
    2M -  Litigation ..................................................     9
    2N -  Ability to Carry Out Obligations ............................     9
    2O -  Full Disclosure .............................................     9
    2P -  Assets ......................................................     9
    2Q - Risk Assessment...............................................     9
    2R - No Public Market..............................................    10
ARTICLE III - SHAREHOLDER REPRESENTATIONS .............................    10
ARTICLE IV - OBLIGATIONS BEFORE CLOSING ...............................    11
    4.0l - Investigative Rights .......................................    11
    4.02 - Conduct of Business ........................................    11
ARTICLE V - CONDITIONS PRECEDENT TO PERFORMANCE BY UNLTD                   11
    5.0l - Conditions .................................................    11
    5.02 - Accuracy of Representations ................................    11
    5.03 - Performance.................................................    11


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                                                                          Page
                                                                          ----

    5.04 - Absence of Litigation ......................................    12
    5.05 - Other ......................................................    12
ARTICLE VI - CONDITIONS PRECEDENT TO PERFORMANCE ......................    12
                   BY ACTI ............................................    12
    6.0l - Conditions .................................................    12
    6.02 - Accuracy of Representations ................................    12
    6.03 - Performance ................................................    12
    6.04 - Absence of Litigation ......................................    12
    6.05 - Other ......................................................    12
ARTICLE VII - CLOSING .................................................    13
    7.0l - Closing ....................................................    13
    7.02 - Exchange of Shares .........................................    14
    7.03 - No Fractional Shares .......................................    14
    7.04 - Officers and Directors .....................................    14
ARTICLE VIII - REMEDIES ...............................................    14
    8.0l - Arbitration ................................................    14
    8.02 - Costs ......................................................    14
    8.03 - Termination ................................................    15
ARTICLE IX - MISCELLANEOUS ............................................    15
    9.0l - Captions and Headings ......................................    15
    9.02 - No Oral Change .............................................    15
    9.03 - Non-Waiver .................................................    15
    9.04 - Time of Essence ............................................    15
    9.05 - Entire Agreement ...........................................    16
    9.06 - Governing Law ..............................................    16
    9.07 - Counterparts ...............................................    16
    9.08 - Notices ....................................................    16
    9.09 - Binding Effect .............................................    16
    9.l0 - Effect of Closing ..........................................    16
    9.ll - Mutual Cooperation .........................................    17
    9.12 - Expenses....................................................    17

    Schedule 1- Allocation of Shares...................................    19
    Exhibit A - Options, Warrants and Covertible Securities (ACTI).....
    Exhibit B - Officers and Directors (ACTI) .........................
    Exhibit C - Financial Statements - Changes in Financial Condition (ACTI)
    Exhibit D - Trademarks, Trade Names and Copyrights (ACTI)..........
    Exhibit E - Material Contracts (ACTI)..............................
    Exhibit F - Insurance Policies (ACTI)..............................
    Exhibit G - Officers, Directors, Bank Accounts, Safe Deposit
                Boxes, Powers of Attorney (UNLTD)......................
    Exhibit H - Options, Warrants and Convertible Securities (UNLTD) ..
    Exhibit I - Financial Statements - Changes in Financial
                   Condition (UNLTD)...................................
    Exhibit J - Trademarks, Trade Names and Copyrights (UNLTD) ........
    Exhibit K - Material Contracts (UNLTD) ............................


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                                                                          Page
                                                                          ----

    Exhibit L-  Insurance Policies (UNLTD).............................
    Exhibit M - Litigation (UNLTD).....................................
    Exhibit N - Shareholders' Agreement................................
    Exhibit O - Form of UNLTD Share Certificate .......................
    Exhibit P - Shareholders' Resolution and New AOA of ACTI ..........
    Exhibit Q - UNTLD Resolution - Designation of Preferred Shares/
                   Issuance of Shares .................................
    Exhibit R - Form of UNTLD Share Certificate to Be Issued to
                   ACTI Shareholders ..................................
    Exhibit S - Shareholder Register ..................................
    Exhibit T - Amendment to Certificate of Incorporation..............



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


                       AGREEMENT TO EXCHANGE COMMON STOCK
                       ----------------------------------

     This SHARE EXCHANGE AGREEMENT ("this Agreement"), made this ___ day of ___, 2008, by and between UNLTD Ventures Incorporated ("UNLTD") and ActiVein Ltd. ("ACTI"), and the shareholders of ACTI is made for the purpose of setting forth the terms and conditions upon which UNLTD will acquire all of the issued and outstanding common stock of ACTI in exchange for shares of UNLTD's common stock.

      In consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

                                    ARTICLE I
                             EXCHANGE OF SECURITIES

       1.01 Subject to the terms and conditions of this Agreement, UNLTD agrees to issue, and the shareholders of ACTI agree to accept 5,800,297 shares of UNLTD's common stock and 3,770,935 shares of UNLTD's Series A Preferred stock (the "UNLTD Stock") in consideration for all of the issued and outstanding common and preferred stock of ACTI (the "ACTI Shares"). The shares of the UNLTD will be allocated to the shareholders of ACTI in accordance with Schedule 1 to this Agreement.

       1.02 The distribution and use of funds shall be pursuant to the Shareholders Agreement attached hereto.

                    ARTICLE IIREPRESENTATIONS AND WARRANTIES

      ACTI represents and warrants to UNLTD that:

      2.0l Organization. ACTI is a company duly organized, validly existing, and in good standing under the laws of Israel.

      2.02 Capital. The authorized capital stock of ACTI consists of 992,076 ordinary shares and 7,924 Preferred A shares, of which 10,944 ordinary shares and 7,115 Preferred A shares and will be issued and outstanding at closing. At closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating ACTI to issue or to transfer from treasury any additional shares of its capital stock of any class other than as set forth on Exhibit A. The Shareholder List of ACTI immediately prior to the execution of this Agreement is attached hereto in Exhibit A.

      2.03 Directors and Officers' Compensation; Banks. Exhibit B to this Agreement contains the names and titles of all directors and officers of ACTI.

      2.04 Financial Statements. Exhibit C to this Agreement contains the audited financial statements of ACTI as of March 31, 2008. The financial statements have been prepared in U.S. $ and in accordance with Israeli generally accepted accounting principles consistently followed by ACTI throughout the periods indicated, and fairly present the financial position of ACTI as of


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the dates of the balance sheets included in the financial statements, and the results of its operations for the periods indicated.

      2.05 Absence of Changes. Since March 31, 2008 there has not been any change in the financial condition or operations of ACTI, other than changes reflected on Exhibit C or changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

      2.06 Absence of Undisclosed Liabilities. ACTI did not as of March 31, 2008 have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on Exhibit C.

      2.07 Tax Returns. Within the times and in the manner prescribed by law, ACTI has filed all Israeli tax returns required by law and has paid all taxes, assessments, and penalties due and payable. The provision for taxes, if any, reflected in ACTI's balance sheet as of March 31, 2008, is adequate for any and all Israeli taxes for the period ending on the date of that balance sheet and for all prior periods, whether or not disputed. There are no present disputes as to taxes of any nature payable by ACTI.

      2.08 Corporate Matters. The minutes of ACTI as supplied to UNLTD are a complete and accurate record of all meetings of the shareholders and directors of ACTI and accurately reflect all resolutions taken at such meetings. The signatures of the directors and/or officers on such minutes are the valid signatures of ACTI's directors and/or officers who were duly elected or appointed. The share register of ACTI contains an accurate record of all transactions with respect to the capital stock of ACTI.

      2.09 Trade Names and Rights. Exhibit D attached hereto and made a part hereof lists all trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications which are owned by ACTI. No person other than ACTI owns any trademark, trademark registration or application, service mark, trade name, copyright, or copyright registration or application the use of which is necessary or contemplated in connection with the operation of ACTI's business.

      2.10 Contracts and Leases. Exhibit E attached hereto and made a part hereof contains a summary of the provisions of all material contracts, leases, and other agreements of ACTI presently in existence or which have been agreed to by ACTI (whether written or oral). Except as disclosed on Exhibit E, ACTI is not in default under of these agreements or leases. For the purposes of this Agreement, "Material" shall be any amounts over US$10,000.

      2.11 Insurance Policies. Exhibit F to this Agreement is a description of all insurance policies held by ACTI concerning its business and properties. All these policies are in the respective principal amounts set forth in Exhibit F and are in full force and effect.

      2.12 Compliance with Laws. ACTI has complied with, and is not in violation of, applicable Israeli laws, and regulations affecting its properties or the operation of its business.

      2.13 Litigation. ACTI is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of ACTI threatened, against or affecting ACTI


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or its business, assets, or financial condition. ACTI is not in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality. ACTI is not engaged in any legal action to recover moneys due to ACTI or damages sustained by ACTI.

      2.14 Ability to Carry Out Obligations. Subject to the approval of its shareholders, ACTI has the right, power, and authority to enter into, and perform its obligations under, this Agreement. The execution and delivery of this Agreement by ACTI and the performance by ACTI of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, mortgage, articles of association of ACTI (the "AOA"), or other agreement to which ACTI is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required other than consents or authorizations by the Office of the Israeli Chief Scientist and the Israeli Tax Authorities; (b) an event that would permit any party to any agreement to terminate it or to accelerate the maturity of any indebtedness or other obligation of ACTI; or (c) an event that would result in the creation or imposition or any lien, charge, or encumbrance on any asset of ACTI or would create any obligation for which ACTI would be liable, except as contemplated by this Agreement. For the avoidance of doubt, the Parties agree that the shares of UNLTD which are issued to Xenia may be subject to a lien granted in favor of certain Israeli regulatory authorities including the Office of the Chief Scientist.

      2.15 Full Disclosure. None of the representations and warranties made by ACTI, contains any untrue statement of material fact.

      2.16  Assets.  ACTI has good and marketable title to all of its property.
            ------

      UNLTD represents and warrants to ACTI and its Shareholders that:
      ---------------------------------------------------------------

      2A. Organization. UNLTD is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification. UNLTD has no subsidiaries. There are no voting trusts or other agreements or understandings to which UNLTD is a party with respect to the holding, voting or disposing of capital stock of UNLTD.

      2B. Directors and Officers' Compensation; Banks. Exhibit G to this Agreement contains: (i) the names and titles of all directors and officers of UNLTD and all persons, together with their titles whose compensation, and the tasks for which they receive such compensation, from UNLTD as of the date of this Agreement will equal or its expected to equal or exceed, at an annual rate, the sum of $1,000; (ii) the name and address of each bank with which UNLTD has an account or safety deposit box, and the names of all persons who are authorized to draw thereon or have access thereto; and (iii) the names of all persons who have a power of attorney from UNLTD and a summary of the terms thereof.

      2C. Capital. The authorized capital stock of UNLTD consists of 50,000,000 shares of common stock, and 1,000,000 shares of preferred stock. Immediately prior to closing 9,112,733 shares of common stock are issued and outstanding. All of the shares are validly issued, fully paid, and non-assessable. UNLTD has


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not issued any shares, warrants or other convertible securities of preferred stock. At closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating UNLTD to issue or to transfer from treasury any additional shares of its capital stock of any class except as reflected on Exhibit H. The Shareholder List of UNLTD immediately prior to the execution of this Agreement is attached hereto as Exhibit H.

      2D. Financial Statements. Exhibit I to this Agreement sets forth balance sheets of UNLTD as of March 31, 2008, and the related statements of income and retained earnings for the period then ended. The financial statements have been prepared in accordance with U.S. generally accepted accounting principles as consistently followed by UNLTD throughout the periods indicated, and fairly present the financial position of UNLTD as of the dates of the balance sheets included in the financial statements, and the results of its operations for the periods indicated.

      2E. Absence of Changes. Since March 31, 2008, there has not been any change in the financial condition or operations of UNLTD, except (i) changes in the ordinary course of business, which changes have not in the aggregate been materially adverse, and (ii) changes disclosed on Exhibit I, which changes have not in the aggregate been materially adverse.

      2F. Absence of Undisclosed Liabilities. UNLTD did not as of March 31, 2008 have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on Exhibit I.

      2G. Tax Returns. Within the times and in the manner prescribed by law, UNLTD has filed all federal, state, and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable. No federal income tax returns of UNLTD have been audited by the Internal Revenue Service. The provision for taxes, if any, reflected in UNLTD's balance sheet as of March 31, 2008, is adequate for any and all federal, state, county, and local taxes for the period ending on the date of that balance sheet and for all prior periods, whether or not disputed. There are no present disputes as to taxes of any nature payable by UNLTD.

      2H. Corporate Matters. The minutes of UNLTD are a complete and accurate record of all meetings of the shareholders and directors of UNLTD and accurately reflect all actions taken at such meetings. The signatures of the directors and/or officers on such minutes are the valid signatures of UNLTD's directors and/or officers who were duly elected or appointed.

      2I. Trade Names and Rights. Exhibit J attached hereto and made a part hereof lists all trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications which are owned by UNLTD. No person, other than UNLTD, will own any trademark, trademark registration or application, service mark, trade name, copyright, or copyright registration or application the use of which is necessary or contemplated in connection with the operation of the business of UNLTD, as such business is to be conducted after the closing of this transaction.

      2J. Contracts and Leases. Exhibit K attached hereto and made a part hereof contains a summary of the provisions of all material contracts, leases, and


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other agreements of UNLTD presently in existence or which have been agreed to by
UNLTD (whether written or oral).

      2K. Insurance Policies. Exhibit L to this Agreement is a description of all insurance policies held by UNLTD concerning its business and properties. All these policies are in the respective principal amounts set forth in Exhibit L and are in full force and effect.

      2L. Compliance with Laws. UNLTD has complied with, and is not in violation of, applicable federal, state, or local statutes, laws, and regulations affecting its properties or the operation of its business, including but not limited to federal and state securities laws. UNLTD does not have any employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974.

      2M. Litigation. UNLTD is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of UNLTD threatened, against or affecting UNLTD or its business, assets, or financial condition. UNLTD is not in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality. UNLTD is not engaged in any legal action to recover moneys due to it or damages sustained by it.

      2N. Ability to Carry Out Obligations. UNLTD has the right, power, and authority to enter into, and perform its obligations under, this Agreement. The execution and delivery of this Agreement by UNLTD and the performance by UNLTD of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, by-law, or other agreement or instrument to which UNLTD is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of UNLTD, or (c) an event that would result in the creation or imposition or any lien, charge, or encumbrance on any asset of UNLTD or would create any obligations for which UNLTD would be liable, except as contemplated by this Agreement.

      2O. Full Disclosure. None of representations and warranties made by UNLTD, or in any certificate or memorandum furnished or to be furnished by UNLTD, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading. UNLTD has disclosed to ACTI all reasonably foreseeable contingencies which, if such contingencies transpired, would have a material adverse effect on UNLTD.

      2P. Assets. UNLTD has good and marketable title to all of its property.

      2Q. Risk Assessment. UNLTD, its shareholders, officers, and directors represent that they are sophisticated investors and have the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in ACTI. In making the decision to invest in ACTI and signing this Agreement, they have relied on their own knowledge and upon independent investigations made by it. In addition, they represent that


                                       9
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they have been given the full opportunity and time in which to carry out a "due diligence" investigation of ACTI, and the business conducted and proposed to be conducted by ACTI and anything else related to them, have received in the framework of such "due diligence" investigation all materials, information, documentation and answers which they requested and obtained information necessary to verify the accuracy of the information contained in this Agreement, and were satisfied with the results of the investigation, and it appears to them suitable for their objectives and therefore caused UNLTD to sign this Agreement.

      2R. No Public Market. UNLTD its shareholders, officers, and directors further represent that they are aware that there is no public market for ACTI's shares and there is no assurance that a market will ever develop. The shares of ACTI to be exchanged in this offering have not been registered with any state securities commission or with the United States Securities and Exchange Commission and ACTI has no plans and is under no obligation to register the shares. UNLTD, its shareholders, officers and directors are prepared to accept the fact that their investment is of a long-term nature and may not be readily liquidated. ACTI is a hi-tech company and as such a "high risk" investment. The acquisition of ACTI shares consequently involves certain risks, which could adversely affect the value of ACTI's shares. ACTI does not make, nor has it authorized any other person to make, any representation about the future market value of ACTI's shares.

                                   ARTICLE III
                           SHAREHOLDER REPRESENTATIONS

      Each shareholder of ACTI severally and not jointly, represents to UNLTD that he she or it has the right, power, and authority to enter into, and perform his or her obligations under this Agreement, and that all necessary corporate actions needed to transfer shares to UNLTD have been taken. The execution and delivery of this Agreement by such shareholder and the delivery by such shareholder of his or her shares in ACTI pursuant to Article I will not cause, constitute, or conflict with or result in any breach or violation or any of the provisions of or constitute a default under any license, mortgage, or agreement to which he or she is a party, or by which he or she may be bound, and any consents or authorizations of any party which are required, have been duly obtained or will be obtained at or prior to the Closing. Each shareholder of ACTI severally and not jointly, represents and warrants to UNLTD that the shares of ACTI that such shareholder will deliver at closing will be free of any liens or encumbrances. Each shareholder of ACTI severally and not jointly, hereby declares that it has waived its rights under Article 44.7 of the AOA in connection with the transaction.

Xenia Venture Capital Ltd. hereby waives any rights it may have under Articles 16 and 72 of the AOA.

Each shareholder of ACTI understands that the shares being acquired from UNLTD represent restricted securities as that term is defined in Rule l44 of the Securities and Exchange Commission.


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                                   ARTICLE IV
                           OBLIGATIONS BEFORE CLOSING

      4.0l Investigative Rights. From the date of this Agreement until the date of closing, each party shall provide to the other party, and such other party's counsel, accountants, auditors, and other authorized representatives, full access during normal business hours to all of each party's properties, books, contracts, commitments, records and correspondence and communications with regulatory agencies for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

      4.02 Conduct of Business. Prior to the closing, and except as contemplated by this Agreement, each party shall conduct its business in the normal course, and shall not sell, pledge, or assign any assets, without the prior written approval of the other party, except in the regular course of business. Except as contemplated by this Agreement, (and subject to Section 4.03 below), neither party to this Agreement shall issue or sell any shares, stock, options or other securities, amend its Articles of Association, Incorporation or By-laws, declare dividends, redeem or sell stock or other securities, incur additional or newly-funded material liabilities, acquire or dispose of fixed assets, change senior management, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the regular course of business, or enter into any agreement or take any action that is likely to cause any of the representations and warranties of such party under this Agreement not to be true and correct as of the Closing, or that is likely to affect the Closing. However and notwithstanding, any provision in this Agreement to the contrary, UNLTD hereby assents and permits ACTI to raise further financing in any manner including by way of a bridge loan provided in exchange for the issuance of shares by ACTI.

                                    ARTICLE V
                  CONDITIONS PRECEDENT TO PERFORMANCE BY UNLTD

      5.01 Conditions. UNLTD's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this
Article V. UNLTD may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by UNLTD of any other condition of or any of UNLTD's other rights or remedies, at law or in equity, if ACTI shall be in default of any of its representations, warranties, or covenants under this agreement.

      5.02 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by ACTI in this Agreement or in any written statement that shall be delivered to UNLTD by ACTI under this Agreement shall be true on and as of the Closing Date as though made at those times.

      5.03 Performance. ACTI shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the closing. ACTI shall have


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

obtained all necessary consents and approvals necessary to consummate the transactions contemplated hereby including those required by Section 4.02.

      5.04 Absence of Litigation. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this agreement or to its consummation, shall have been instituted or threatened on or before the Closing.

      5.05 Other. In addition to the other provisions of this Article V, UNLTD's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of the following:

     o A shareholders agreement executed by the parties hereto in the form attached as Exhibit N (the "Shareholders Agreement").
     o    The liabilities of ACTI will not exceed $50,000.
     o The shareholders holding preferred shares of ACTI have waived their rights under Article 16.1 of the AOA.

                                   ARTICLE VI
                   CONDITIONS PRECEDENT TO PERFORMANCE BY ACTI

      6.01 Conditions. ACTI's and its Shareholder's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of the conditions set forth in this Article VI. ACTI may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by ACTI of any other condition of or any of ACTI's other rights or remedies, at law or in equity, if UNLTD shall be in default of any of its representations, warranties, or covenants under this agreement.

      6.02 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by UNLTD in this Agreement or in any written statement that shall be delivered to ACTI by UNLTD under this Agreement shall be true on and as of the Closing Date as though made at those times.

      6.03 Performance. UNLTD shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the closing. UNLTD shall have obtained all necessary consents and approvals necessary to consummate the transactions contemplated hereby, including those required by Section 4.02.

      6.04 Absence of Litigation. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this agreement or to its consummation, shall have been instituted or threatened on or before the closing.

      6.05 Other. In addition to the other provisions of this Article VI, ACTI's and its Shareholders obligations hereunder shall be subject to the satisfaction, at or before the Closing, of the following:

     o    The Shareholders Agreement shall be duly executed.

     o    The liabilities of UNLTD will not exceed $5,000.

     o The shareholders holding preferred shares of ACTI have waived their rights under Article 16.1 of the AOA.
     o The shareholders of UNLTD, at a special meeting, shall have approved the Certificate of Amendment attached as Exhibit T and the acquisition of ACTI.
     o UNLTD issue to Xenia Venture Capital Ltd. the warrant attached as Exhibit B to Exhibit Q hereto

                                   ARTICLE VII
                                     CLOSING

      7.0l Closing. The closing of this transaction shall be held at the offices of M. Firon and Co. Law Offices, 16 Abba Hillel Silver St., Ramat Gan, or such other location as the parties may agree. Unless the execution of the agreements which form the whole of this transaction takes place before January 31, 2009, then either party may terminate this Agreement without liability to the other party, except as otherwise provided in Section 9.12, excluding claims for breaches of obligations by any party hereto prior to such termination. Closing of the transaction shall follow within seven days of the receipt of approval of the transaction from the Israeli Office of the Chief Scientist and the Israeli Income Tax Authorities. At the closing, the following documents, in form reasonably acceptable to counsel to the parties or as set forth herein, shall be delivered:

      By ACTI:

            A. An officer's certificate, dated the Closing Date, that all representations, warranties, covenants, and conditions set forth in this Agreement on behalf of ACTI are true and correct as of, or have been fully performed and complied with by, the Closing Date.

            B. A validly executed share certificate in respect of 100% of the ordinary shares of ACTI, issued in the name of UNLTD in the form attached hereto as Exhibit O;

            C. A copy of the revised shareholders register of ACTI reflecting the share sale of the ACTI shares at the Closing; and

            D. A written opinion of M. Firon & Co. Advocates & Notaries, in a form acceptable to UNLTD, dated the date of the Closing.

            E. A resolution of ACTI's shareholders in the form attached hereto as Exhibit P replacing the existing AOA with the new AOA also attached as Exhibit P.

      By UNLTD:

            A. An officer's certificate, dated the Closing Date, that all representations, warranties, covenants, and conditions set forth in this Agreement on behalf of UNLTD are true and correct as of, or have been fully performed and complied with by, the Closing Date.

            B. A resolution of the board of UNLTD issuing and allotting the UNLTD Stock to be allotted at the Closing to the subscribing shareholders as well as designating the rights, preferences and limitations of UNLTD's Series A preferred stock, also in the form attached hereto as Exhibit Q;

            C. Validly executed share certificates in respect of the UNLTD Shares to be issued at the Closing, issued in the name of each subscribing shareholder in the form attached hereto as Exhibit R;

            D. A copy of the revised shareholders register of UNLTD reflecting the issuance of the UNLTD Stock to be issued at the Closing; and

            E. A written opinion of Hart & Trinen, in a form acceptable to ACTI, dated the date of the Closing.

            F. A resolution of UNLTD's shareholders in the form attached hereto as Exhibit S amending the Articles of Incorporation and By-Laws of UNLTD; and

            G. to the extent required by law or by any such third-party, a signed undertaking to be submitted to the office of the Israeli Chief Scientist or any other signed undertaking to any such third-party, as reasonably required by each such third-party.

      7.02 Exchange of Shares. On the Closing Date, each share of common stock of ACTI then issued and outstanding will be exchanged for fully paid and non-assessable shares of UNLTD and each share of preferred A stock of ACTI then issued and outstanding will be exchanged for fully paid and non-assessable Preferred A shares of UNLTD in accordance with Schedule 1 to this Agreement.

      7.03 No Fractional Shares. No certificates for fractional share interests of common stock of ACTI will be issued, but, in lieu thereof, UNLTD will issue one share of common stock for each fractional share held in ACTI.

     7.04 Officer and Directors. At the closing of this Agreement the parties will cause Mr. Boaz Dor, Ms. Anat Segal, Mr. Eitan Kyiet, Mr. Ilan Shalev and Mr. Avi Lior, to be appointed as directors of UNLTD. Simultaneously with such appointment, all present officers and directors of UNLTD will resign.

      7.05 At the Closing, UNLTD and ACTI and the shareholders of ACTI shall sign the Shareholders Agreement.

                                  ARTICLE VIII
                                    REMEDIES

     8.01 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Israel. The parties hereto hereby submit to the exclusive jurisdiction of the courts of Tel-Aviv-Jaffa.

      8.02 Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

      8.03 Termination. In addition to the other remedies, UNLTD or ACTI may on or prior to the Closing Date terminate this Agreement, without liability to the other party:

         (i) If any bona fide action or proceeding shall be pending against UNLTD or ACTI on the Closing Date that could result in an unfavorable judgment, decree, or order that would prevent or make unlawful the carrying out of this Agreement or if any agency of the federal or of any state or national government shall have objected at or before the Closing Date to this acquisition or to any other action required by or in connection with this Agreement;

         (ii) If the legality and sufficiency of all steps taken and to be taken by each party in carrying out this Agreement shall not have been approved by the respective party's counsel, which approval shall not be unreasonably withheld.

        (iii) If a party breaches any representation, warranty, covenant or obligation of such party set forth herein and such breach is not corrected within ten days of receiving written notice from the other party of such breach.

                                   ARTICLE IX
                                  MISCELLANEOUS

      9.01 Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

      9.02 No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by all parties hereto.

      9.03 Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, convenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

      9.04 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

      9.05 Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements, understandings and the letters of intent between the parties.

     9.06 Governing Law. This Agreement and its application shall be governed by the laws of Delaware.

      9.07 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      9.08 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

      UNLTD Ventures Incorporated
      ---------------------------

         2171 Avenue Rd.
         Suite 103
         Toronto, Ontario
         Canada   M5M 4B4

      ActiVein Ltd.
      -------------

         1 Leshem Street
         Kiryat Gat
         82000
         Israel


      9.09 Binding Effect. This Agreement shall inure to and be binding upon and be enforceable against the respective successors of each of the parties to this Agreement. No party may assign or transfer any of its rights or obligations hereunder, without the prior written consent of the other parties hereto. Nothing in this Agreement, express or implied, shall give to any person other than the parties hereto any benefit or any legal or equitable right, remedy or claim under this Agreement.

      9.10 Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall survive the closing of this Agreement and shall remain in effect for a period of twelve months thereafter. In the event there is any material misrepresentation or warranty of any party to this Agreement, then UNLTD (if such misrepresentation is made by ACTI or the ACTI shareholders) or the shareholders of ACTI ( if such misrepresentation is made by UNLTD) may recind this Agreement during the 90 day period following the closing of this Agreement.

      9.11 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein. Neither party will intentionally take any action, or omit to take any action, which will cause a breach of such party's obligations pursuant to this Agreement.

      9.12 Expenses. Each of the parties hereto agrees to pay all of its own expenses (including without limitation, attorneys' and accountants' fees) incurred in connection with this Agreement, the transactions contemplated herein and negotiations leading to the same and the preparations made for carrying the same into effect. Each of the parties expressly represents and warrants that no finder or broker has been involved in this transaction and each party agrees to indemnify and hold the other party harmless from any commission, fee or claim of any person, firm or corporation employed or retained by such party (or claiming to be employed or retained by such party) to bring about or represent such party in the transactions contemplated by this Agreement.

      AGREED TO AND ACCEPTED as of the date first above written.

                                    UNLTD Ventures Incorporated


                                    By  /s/ Sheldon Kales
                                        ----------------------------------------
                                        Sheldon Kales, President



                                    ActiVein Ltd.


                                    By  /s/ Adi Plaschkes
                                        ----------------------------------------
                                        Adi Plaschkes, President


                            SHAREHOLDERS OF ACTIVEIN


                                    /s/ Illan Shalev
                                    ------------------------------------
                                    Ilan Shalev


                                    /s/ Yoav Paz
                                    ------------------------------------
                                    Yoav Paz


                                    /s/ Adi Plaschkes
                                    ------------------------------------
                                    Adi Plaschkes

                                    /s/ Yifat Gurion
                                    ------------------------------------
                                    Yifat Gurion


                                    /s/ Ronen Finegold
                                    ------------------------------------
                                    Ronen Finegold


                                    Eftan Investment Consulting Ltd.

                                    By:  /s/
                                         -------------------------------
                                           Authorized Officer


                                    /s/ Chaim Halperin
                                    Chaim Halperin


                                    /s/ Ami Sheinfeld
                                    ------------------------------------
                                    Ami Sheinfeld


                                    /s/ Ronen Shafir
                                    ------------------------------------
                                    Ronen Shafir


                                    M.M.T.K. Real Estate Ltd.

                                    By: /s/
                                        --------------------------------
                                           Authorized Officer


                                    XENIA VENTURE CAPITAL LTD.

                                    By: /s/
                                        --------------------------------
                                          Authorized Officer

                                   Schedule 1

                      Allocation of Shares of Common Stock

                                                      Shares of UNLTD
    ACTI                                            Common Stock to be
Shareholder             Shareholdings in ACTI   received by ACTI Shareholder
-----------             ---------------------   ----------------------------

Ilan Shalev                      1,783                    944,986
Yoav Paz                         1,783                    944,986
Adi Plaschkes                      840                    445,198
Yifat Gurion                     1,070                    567,098
Ronen Finegold                     984                    521,518
Eftan Investment Consulting Ltd.   713                    377,888
Chaim Halperin                     542                    287,259
Ami Sheinfeld                      542                    287,259
Ronen Shafir                       400                    211,999
M.M.T.K. Real Estate Ltd.          400                    211,999
ActiVein Employee Stock
  Ownership Plan                 1,887                  1,000,106
                             ---------               ------------

Total                           10,944                  5,800,297
                              ========               ============

                                   Schedule 1

                     Allocation of Shares of Preferred Stock

                                                        Shares of UNLTD
    ACTI                                          Series A Preferred Stock to be
Shareholder               Shareholdings in ACTI   received by ACTI Shareholder
-----------               ---------------------   ------------------------------

Xenia Venture Capital Ltd.         7,115                    3,770,935




















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